ASSIGNMENT OF MATERIAL CONTRACTS

THIS AGREEMENT made as of the 9 day of June, 2021 by Assure Holding Corporation (the "Borrower"), and Assure Holding Inc., Assure Neuromonitoring, LLC, Assure Networks, LLC, Assure Neuromonitoring Colorado, LLC, Assure Neuromonitoring Louisiana, LLC, Assure Neuromonitoring Michigan, LLC, Assure Neuromonitoring Pennsylvania, LLC, Assure Neuromonitoring Texas, LLC, Assure Neuromonitoring Texas Holdings, LLC, DNS Louisiana, LLC, Assure Neuromonitoring Arizona, LLC, Assure Neuromonitoring Minnesota, LLC, Assure Neuromonitoring Nevada, LLC, Assure Neuromonitoring South Carolina, LLC, and DNS Professional Reading, LLC (collectively, the "Guarantors" and, together with the Borrower, collectively, the "Assignors", and each an “Assignor”) in favour of Centurion Financial Trust (the "Agent") in its capacity as agent and nominee for certain lenders that may now or hereafter be parties to the Debenture (as such term is defined below) (such other lenders hereinafter together with their successors and assignees, collectively referred to as the “Lenders”).

RECITALS:

A.The Borrower may become indebted or otherwise obligated to the Secured Party, including under a Commitment Letter dated March 8, 2021 and a certain Debenture dated on or around June 9 , 2021 (as may be amended, supplemented, restated, replaced, or otherwise modified from time to time, the “Debenture”).
B.The Guarantors, being the direct and indirect subsidiaries of the Borrower, have guaranteed all of the obligations of the Borrower under the Debenture pursuant to a guarantee granted by the Guarantors dated as of the date hereof (the “Guarantee”).
C.The Assignors have entered into, or may hereafter enter into, certain commercial contracts in connection with the leasing or use of certain neuromonitoring medical equipment

(in each case, as amended, modified, supplemented from time to time hereinafter, each referred to as a "Contract" and collectively referred to as the "Contracts").

D.The Debtors have agreed, as a condition of the Debenture, to enter into this agreement and grant an assignment of its interest under the Contracts.

NOW THEREFORE, in consideration of the Lenders agreeing to make credit available from time to time to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged by the Assignor, the parties hereto agree as follows:

1.As continuing collateral security for the due payment, observance and performance of all indebtedness, liability and obligations of the Assignors to or in favour of the Lenders (the “Obligations”), the Assignors hereby assign to the Agent all right, title and interest of each such Assignor in, to and under the Contracts to which it is a party; provided that the Agent shall have no responsibility to the other parties under such Contracts (collectively the “Third Parties” and each individually a “Third Party”) unless and until the Agent in each case has given the Third Party the notice required under paragraph 2 hereof.

2.The Assignors shall not amend, terminate, modify, cancel, replace, supplement, surrender or waive any material right or relieve any party of any material obligation which results in the redirection and payment of the payments which would have been made in favour of the Borrower or Guarantor party thereto to another subsidiary or person affiliated with the Borrower

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or any Guarantor, with the intention that revenue from assigned Contracts are to remain revenue of the Borrower or relevant Guarantor. Each Assignor shall, provided it is not in Default of any of the Obligations, be entitled to collect and receive all sums due, exercise all rights, do or cause to be done all acts and things, and to receive and enforce performance, under all Contracts.

3.Notwithstanding anything contained in this Assignment, the assignment contained herein shall not constitute an assignment of the right, title, interest and benefit of the Assignor in any of the Contracts which (i) require the consent of any third party to such assignment for which, if assigned, would give rise to a default or penalty or (ii) if assigned would give rise to a violation of applicable laws (collectively, the "Excluded Collateral"). In such case, the Assignor shall forthwith, upon request, use its commercially reasonable efforts to obtain the necessary consent of any third party to the assignment contained herein in respect of any such Excluded Collateral and, upon such consent being obtained, the assignment contained herein shall apply to such Excluded Collateral without regard to this Section and without the necessity of any further assurance to effect the assignment contained herein in respect thereto. Until such consent is obtained, the Assignor shall, to the extent that it may do so by law or under the terms of the Excluded Collateral and without giving rise to any default or penalty, hold all right, title, benefit and interest to be derived therefrom in trust for the Assignee as additional security, as if the assignment contained therein applied, and shall deliver up such right, title, benefit and interest to the Assignee forthwith upon Default.

4.Upon repayment of all the Obligations by the Borrower, the Contracts shall be reassigned by the Agent to the Assignors, as applicable.

5.The Agent may grant extensions of time or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Assignors, or any of them, and with other parties and securities as the Agent sees fit, and apply all monies received from the Assignors or others or from any security upon such part of the Obligations as it may think best, without the consent of, or notice to, the Assignor and without prejudice to, or in any way limiting or lessening, the liability of the Assignors, or any of them, hereunder.

6.This Assignment shall be governed by and construed in accordance with the laws of the Province of Ontario and shall be binding upon the Assignors, and their respective successors and assigns. To the extent interpretation requires consideration of the grant of security and the perfection and enforcement thereof this Assignment shall be governed by and interpreted and enforced in accordance with the laws of the State of Colorado and the Uniform Commercial Code as adopted therein.

7.Capitalized terms used herein but not defined shall have the meanings attributed to them in the Debenture.

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DocuSign Envelope ID: F7882DFF-6C88-4903-8373-AAA8EA3005C9

IN WITNESS WHEREOF the parties hereto have executed this Assignment of Material Contracts.

CENTURION FINANCIAL TRUST

By:

Name: Title:

Greg Romundt

President

By:

Name:

Title:

ASSURE HOLDINGS CORPORATION

By:

Name:

Title:

By:

Name:

Title:

ASSURE HOLDINGS INC.ASSURE NEUROMONITORING, LLC

By: By:

Name:Name:

Title:Title:

By: By:

Name:Name:

Title:Title

ASSURE NETWORKS, LLCASSURENEUROMONITORINGCOLORADO,

LLC

By: By:

Name:Name:

Title:Title:

By: By:

Name:Name:

Title:Title

Signature page – Assignment of Material Contracts

DocuSign Envelope ID: 2E7E9E88-A9EC-4950-A467-BDCC30053541

IN WITNESS WHEREOF the parties hereto have executed this Assignment of Material Contracts.

CENTURION FINANCIAL TRUST

By:

Name:

Title:

By:

Name:

Title:

ASSURE HOLDINGS CORPORATION

ASSURE HOLDINGS INC.

By:

Name: John Farlinger

Title: President

BNay:m~~e:~~ Title:

ASSURE NEUROMONITORING, LLC

By:

Name: John Farlinger

Title: President

NBaym:~~e:~~ Title:

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title

ASSURE NETWORKS, LLCASSURENEUROMONITORINGCOLORADO,

LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title

Signature page – Assignment of Material Contracts

DocuSign Envelope ID: 2E7E9E88-A9EC-4950-A467-BDCC30053541

ASSURE NEUROMONITORING LOUISIANA, LLC

ASSURE NEUROMONITORING MICHIGAN, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURE NEUROMONITORING PENNSYLVANIA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURE NEUROMONITORING TEXAS, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURE NEUROMONITORING TEXAS HOLDINGS, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

DNS LOUISIANA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURE NEUROMONITORING ARIZONA, LLC

By:

Name:John Farlinger

Title: Manager

By:

Name:

Title:

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURENEUROMONITORING MINNESOTA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

Signature page – Assignment of Material Contracts

DocuSign Envelope ID: 2E7E9E88-A9EC-4950-A467-BDCC30053541

ASSURE NEUROMONITORING NEVADA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

DNS PROFESSIONAL READING, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

ASSURE NEUROMONITORING SOUTH CAROLINA, LLC

By:

Name: John Farlinger

Title: Manager

By:

Name:

Title:

Signature page – Assignment of Material Contracts